UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Select Global Infrastructure Portfolio
and
International Real Estate Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given of a Joint Special Meeting of Shareholders (the "Meeting") of the Select Global Infrastructure Portfolio and International Real Estate Portfolio, each a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") (separately referred to as a "Portfolio" and collectively referred to as the "Portfolios") to be held on Friday, May 31, 2013 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 7C, 7th Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  For shareholders of the Select Global Infrastructure Portfolio only, to approve changing the Portfolio's fundamental investment restriction regarding industry concentration.

2.  For shareholders of the International Real Estate Portfolio only, to approve changing the Portfolio's fundamental investment restriction regarding industry concentration.

3.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of shares of the Portfolios as of the close of business on April 1, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolios or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: April [ ], 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s). If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s) or on the enclosed Voting Information Card(s).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2013:

The Joint Proxy Statement for the Joint Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card(s).

MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Select Global Infrastructure Portfolio
and
International Real Estate Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
May 31, 2013

This Joint Proxy Statement is furnished by the Board of Directors (the "Board," the directors of which are referred to as the "Directors") of Morgan Stanley Institutional Fund, Inc. (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Joint Special Meeting of Shareholders (the "Meeting") of the Select Global Infrastructure Portfolio and the International Real Estate Portfolio, each a portfolio of the Fund (separately referred to as a "Portfolio" and collectively referred to as the "Portfolios") to be held on Friday, May 31, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, Conference Room 7C, 7th Floor, New York, NY 10036. It is expected that the Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement and Proxy Card(s) will first be mailed to holders of shares of common stock of the Portfolios (each a "Shareholder" and collectively, the "Shareholders") on or about April [ ], 2013. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

If the accompanying Proxy for a Portfolio is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to a Portfolio (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked Proxies submitted by Shareholders will be voted FOR each Proposal. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio and, because Shareholders may own Shares of each Portfolio, to avoid burdening Shareholders with more than one proxy statement. If you own Shares of each Portfolio, you must complete a Proxy Card for each Portfolio. To the extent information relating to common ownership is available to the Fund, a Shareholder that owns record Shares in each Portfolio will receive a package containing a Joint Proxy Statement and Proxy Cards for the Portfolios. If the information relating to common ownership is not available to the Fund, a Shareholder who beneficially owns Shares in each Portfolio may receive two packages each containing a Joint Proxy Statement and a Proxy Card for each Portfolio.

Only one Joint Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Shareholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley Institutional Fund, Inc., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, New Jersey 07311, or by calling toll-free (800) 548-7786. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

The Board has fixed the close of business on April 1, 2013 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Select Global Infrastructure Portfolio had [ ] shares outstanding and entitled to vote. As of the Record Date, the International Real Estate Portfolio had [ ] shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, with respect to the Select Global Infrastructure Portfolio are expected to be approximately $27,000, all of which will be borne by the Select Global Infrastructure Portfolio, and with respect to the International Real Estate Portfolio are expected to be approximately $80,000, all of which will be borne by the International Real Estate Portfolio. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund, on behalf of each Portfolio, may employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Fund, on behalf of each Portfolio, may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services are currently provided by Morgan Stanley Services Company Inc.

Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card(s) accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card(s). To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card(s) or Voting Information Card(s) in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card(s) or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card(s) or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid for telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $3,000 for the Select Global Infrastructure Portfolio and $7,000 for the International Real Estate Portfolio.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2012 to any Shareholder of the Portfolios requesting such report. Requests for the Fund's annual report should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9885, by calling toll-free (800) 548-7786 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

The Adviser also serves as the Fund's administrator. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Directors of the Fund recommends that you cast your vote "FOR" each Proposal set forth in this Proxy Statement as follows:

•  For shareholders of the Select Global Infrastructure Portfolio only, to approve changing the Portfolio's fundamental investment restriction regarding industry concentration.

•  For shareholders of the International Real Estate Portfolio only, to approve changing the Portfolio's fundamental investment restriction regarding industry concentration.

Your vote is important. Please return your Proxy Card(s) promptly no matter how many Shares you own.

PROPOSAL 1: TO APPROVE CHANGING THE SELECT GLOBAL INFRASTRUCTURE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

Introduction

Based on the recommendation of the Adviser, the Board has approved a change to the Portfolio's fundamental investment policy regarding concentration that would eliminate the requirement that the Portfolio concentrate its investments in the utilities industry and require the Portfolio to concentrate its investments in the infrastructure industry. This proposed revision would require the Portfolio to invest 25% or more of its total assets in the infrastructure industry. The Adviser believes, and the Board concurs, that it would be in the best interest of Shareholders to make the proposed change in order to provide the Portfolio with greater investment flexibility.

Presently, the Portfolio's fundamental investment policy regarding concentration states that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Portfolio will invest more than 25% of its total assets in the utilities industry (the "Current Policy").

If approved, Proposal 1 would amend the fundamental investment policy regarding concentration to state that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Portfolio will invest 25% or more of its total assets in the infrastructure industry (the "New Fundamental Policy").

Discussion of Proposal

The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company, such as the Portfolio, to have "fundamental" policies governing certain of its investment practices. An investment policy is "fundamental" if it cannot be changed or deviated from without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. One such required fundamental policy relates to a fund's concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes "concentration" in an industry. However, the Securities and Exchange Commission (the "SEC") has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

To pursue its investment objective of seeking to provide both capital appreciation and income, the Portfolio invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society.

Although utility companies represent a significant component of the universe of companies engaged in the infrastructure industry, companies in the infrastructure industry may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures.

While the infrastructure industry includes many utilities companies in which the Portfolio currently invests, certain infrastructure-related companies in which the Portfolio currently invests are not classified as part of the utilities industry. Specifically, airports, marine ports, toll roads, and select other infrastructure-related companies, which are contained in the Portfolio's benchmark index, the Dow Jones Brookfield Global Infrastructure Index, are not classified as part of the utilities industry. As a result, the Adviser believes that the Current Policy may limit the Portfolio's ability to take full advantage of these infrastructure-related investment opportunities and potentially interferes with the efficient management of the Portfolio. Additionally, the Adviser is of the view that possessing the ability to invest more broadly in the infrastructure industry may enhance the Portfolio's ability to take advantage of current investment opportunities and may facilitate its ability to respond to potential changes in market conditions in the infrastructure industry. Moreover, the Adviser believes that affording the Portfolio the ability to invest more broadly within the infrastructure industry, which includes utility companies, is consistent with industry peer funds and allows the Portfolio to remain competitive with industry peer funds as the infrastructure industry evolves and grows.

Accordingly, the Adviser recommended to the Board that the New Fundamental Policy be adopted to replace the Current Policy. At its meeting on February 27-28, 2013, the Board considered the Adviser's recommendation. Upon evaluation of all facts it considered relevant, the Board approved the New Fundamental Policy and the submission of this Proposal to Shareholders of the Portfolio for their approval. If the Portfolio's Shareholders do not approve the New Fundamental Policy, the Portfolio's Current Policy will remain in effect.

Risks

The following describes risks associated with investing in the infrastructure industry. The Portfolio already is subject to these risks because of its current investments in infrastructure-related securities. If Shareholders approve Proposal 1, the Portfolio will continue to be subject to risks associated with such investments. The Portfolio's prospectus and/or statement of additional information will be revised to enhance the risk disclosure applicable to investments in the infrastructure industry.

By concentrating its investments in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, companies within the infrastructure industry may be subject to regulation by various government authorities and may also be affected by government regulation of rates charged to customers, service interruption or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete, unforeseen delays, accidents, and cost overruns in infrastructure projects. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Portfolio's performance. Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Vote Required

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding Shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Portfolio. Abstentions are not considered votes "FOR" Proposal 1 at the Meeting. As a result, abstentions have the same effect as a vote against Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

The Board of Directors of the Fund recommends that you vote "FOR'' Proposal 1.

PROPOSAL 2: TO APPROVE CHANGING THE INTERNATIONAL REAL ESTATE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

Introduction

Based on the recommendation of the Adviser, the Board has approved a change to the Portfolio's fundamental investment policy regarding concentration that would eliminate the requirement that the Portfolio concentrate its investments in the European real estate industry and require the Portfolio to concentrate its investments in the real estate industry. This proposed revision would require the Portfolio to invest 25% or more of its total assets in the real estate industry. The Adviser believes, and the Board concurs, that it would be in the best interest of Shareholders to make the proposed change in order to provide the Portfolio with greater investment flexibility.

Presently, the Portfolio's fundamental policy regarding concentration states that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest more than 25% of its total assets in the European real estate industry, as described in its Prospectus (the "Current Policy").

If approved, Proposal 2 would eliminate the Current Policy and amend the fundamental policy regarding concentration to state that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry, as described in its Prospectus (the "New Fundamental Policy").

Discussion of Proposal

The 1940 Act requires a registered investment company, such as the Portfolio, to have "fundamental" policies governing certain of its investment practices. An investment policy is "fundamental" if it cannot be changed or deviated from without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. One such required fundamental policy relates to a fund's concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

Prior to August 29, 2005, the Portfolio's investment objective was "to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry." At that time, the Portfolio was known as the European Real Estate Portfolio and the Current Policy was consistent with its investment objective. On August 18, 2005, in an effort to afford the Portfolio with greater flexibility to invest in non-European markets, the Portfolio's shareholders approved a proposal to modify the Portfolio's investment objective to one of providing "current income and long-term capital appreciation." As a result, the investment strategy of the Portfolio was changed to one of investing, "under normal circumstances, at least 80% of its assets in real estate companies in various global markets throughout the world (excluding the United States and Canada)." Consequently, the name of the Portfolio was changed to the International Real Estate Portfolio. The Current Policy, however, remained unchanged in connection with these modifications.

Under the Current Policy, the Portfolio is required to invest more than 25% of its total assets in the European real estate industry. The Adviser believes that the Current Policy unduly restricts the Portfolio from potentially underweighting the European region. In 2005, the European and Asian real estate markets were such that the Adviser intended to invest 25% or more of the Portfolio's assets in the European region. However, as the European and Asian real estate markets have evolved, and given more recent market conditions in the European and Asian regions generally, the Adviser has increased the allocation of the Portfolio's assets to the Asian region. As stated in the Portfolio's current prospectus, the Portfolio invests primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets. The Adviser makes investment decisions based, in part, on the relative attractiveness of each geographic region in terms of underlying real estate fundamentals and public market valuations. The specific weights in the geographic regions are generally determined relative to the Portfolio's benchmark index. Consistent with this portfolio management strategy, in September 2010, the Board approved changing the Portfolio's benchmark index from the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia) — Net Total Return to U.S. Investors to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index").

The Adviser believes that the New Fundamental Policy will provide the Adviser with greater flexibility in determining the weight of the geographic regions relative to the Index consistent with the Portfolio's investment strategy and that the Adviser's ability to underweight the European region relative to the Index may be constrained by the Current Policy. Furthermore, the Portfolio is currently the only fund in its Lipper category that has a regional-based concentration policy; the other actively managed funds in the category have concentration policies to invest in the real estate industry or sector. Accordingly, the Adviser believes, and the Board agrees, that the elimination of the Current Policy and adoption of the New Fundamental Policy will benefit Shareholders by affording the Portfolio greater asset allocation flexibility. This increased flexibility potentially enhances the Portfolio's ability to achieve its investment objective. In addition, the Adviser believes that the elimination of the Current Policy and adoption of the New Fundamental Policy will bring the Portfolio in line with its industry peer funds and afford the Portfolio the opportunity to better respond to changing market conditions thereby potentially increasing the Portfolio's ability to compete in the marketplace. Consequently, the Adviser recommended to the Board that the New Fundamental Policy be adopted to replace the Current Policy. At its meeting on February 28, 2013, the Board considered the Adviser's recommendation. Upon evaluation of all facts it considered relevant, the Board approved the New Fundamental Policy and the submission of this Proposal to Shareholders for their approval. If the Portfolio's Shareholders do not approve the New Fundamental Policy, the Current Policy will remain in effect.

Vote Required

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding Shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Portfolio. Abstentions are not considered votes "FOR" Proposal 2 at the Meeting. As a result, abstentions have the same effect as a vote against Proposal 2 because approval of Proposal 2 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

The Board of Directors of the Fund recommends that you vote "FOR'' Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of any class of the Portfolios:

SELECT GLOBAL INFRASTRUCTURE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class I
[ ]	[ ]
Class P
[ ]	[ ]
Class H
[ ]	[ ]
Class L
[ ]	[ ]

INTERNATIONAL REAL ESTATE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class I
[ ]	[ ]
Class P
[ ]	[ ]
Class H
[ ]	[ ]
Class L
[ ]	[ ]

[As of the Record Date, the aggregate number of Shares of the Portfolios owned by the Fund's officers and Directors as a group was less than 1% of the Portfolios' outstanding Shares.]

ADDITIONAL INFORMATION

General

The holders of one-third of the Shares of each Portfolio issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at the Meeting with respect to a Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares of the applicable Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those Proxies required to be voted against the applicable Proposal. Abstentions will not be voted either for or against any such adjournment. Additionally, in the event the necessary quorum is not obtained with respect to a Portfolio, any officer entitled to preside at, or act as secretary of, the Meeting has the power to adjourn the Meeting with respect to a Portfolio from time to time.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Joint Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Joint Proxy Statement confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

  MARY E. MULLIN
  Secretary

Dated: April [ ], 2013

Shareholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card(s) and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on May 31, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. - INTERNATIONAL REAL ESTATE PORTFOLIO	PROXY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2013

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – International Real Estate Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio held of record by the undersigned on April 1, 2013 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on May 31, 2013 at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 31, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24419

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To approve changing the Portfolio’s fundamental investment restriction regarding industry concentration.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on May 31, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. - SELECT GLOBAL INFRASTRUCTURE PORTFOLIO	PROXY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2013

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Select Global Infrastructure Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio held of record by the undersigned on April 1, 2013 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on May 31, 2013 at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 31, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24419

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To approve changing the Portfolio’s fundamental investment restriction regarding industry concentration.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.